UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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J.P. Morgan Exchange-Traded Fund Trust

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J.P. Morgan Exchange-Traded Fund Trust

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to update certain telephone numbers for shareholder questions and for requesting printed proxy materials, related to the virtual special shareholder meeting to be held on October 27, 2021 (the “Meeting”), included in the Definitive Proxy Statement filed by the registrant with the U.S. Securities and Exchange Commission on August 27, 2021 (the “Proxy Statement”).

Please note that no changes other than those described in this explanatory note have been made to the Proxy Statement and related materials. These corrections were made prior to any mailing of the Proxy Statement to shareholders.

J.P. Morgan Exchange-Traded Fund Trust

277 Park Avenue

New York, NY 10172

August 27, 2021

Dear Shareholder:

You are being asked to vote on important matters to be considered at a special meeting of shareholders of each of the series (“Funds”) of J.P. Morgan Exchange-Traded Fund Trust (“Trust”), scheduled to be held on October 27, 2021 at 10:00 a.m. Eastern Time (“Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. The purpose of the Meeting is to obtain shareholder approval to elect 16 Nominees to serve as Trustees for the Trust (“Proposal”).

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on August 20, 2021 (the “Record Date”). Shareholders of all Funds will vote on the Proposal.

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the Proposal carefully before voting. Please vote at your earliest convenience even if you plan to participate in the Meeting virtually. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposal to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting and your Proxy Card.

If you have any questions after reviewing the proxy materials, please call 1-855-737-3175. We will get you the answers that you need promptly.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR ALL” the Nominees in the Proposal.

Thank you for your attention to these important matters and for your continuing support of the J.P. Morgan Mutual Funds.

Sincerely,

Brian S. Shlissel

President

J.P. Morgan Exchange-Traded Fund Trust

J.P. Morgan Exchange-Traded Fund Trust

JPMorgan ActiveBuilders Emerging Markets Equity ETF

JPMorgan ActiveBuilders International Equity ETF

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan BetaBuilders U.S. Small Cap Equity ETF

JPMorgan Carbon Transition U.S. Equity ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Equity Premium Income ETF

JPMorgan High Yield Research Enhanced ETF

JPMorgan International Bond Opportunities ETF

JPMorgan International Growth ETF

JPMorgan Municipal ETF

JPMorgan Short Duration Core Plus ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 27, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of the series named above (each, a “Fund” and collectively, the “Funds”) of J.P. Morgan Exchange-Traded Fund Trust (“Trust”) is scheduled to be held in a virtual meeting format at 10:00 a.m. Eastern Time on October 27, 2021 (the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

The Meeting is being held to elect 16 Nominees to serve as Trustees for the Trust (“Proposal”), as further described in the Proxy Statement.

You are entitled to participate and to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on August 20, 2021 (the “Record Date”).

To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on their proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 27, 2021.

This Notice presents an overview of the more complete proxy materials, which contain important information and are available on the Funds’ website or by mail. This Notice is not a ballot or other form for voting.

The Proxy Statement is available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 1-800-579-1639.

Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.

(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting virtually. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Whichever method you choose, please read the Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Brian S. Shlissel

President

August 27, 2021

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2021

INTRODUCTION

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust (“Trust”), on behalf of each of its respective series as named on the Notice (each, a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held in a virtual meeting format at 10:00 a.m. Eastern Time on October 27, 2021, for the purposes described in this Proxy Statement (together with any postponement(s) or adjournment(s), the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

This Proxy Statement and its accompanying Proxy Card are first being mailed to shareholders on or about September 16, 2021. Any shareholder of a Fund on the Record Date is invited to attend the Meeting.

To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on their proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

If you would like to receive a copy of the most recent annual report of a Fund free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Exchange-Traded Funds, 277 Park Avenue, New York, NY 10172 or by calling 1-844-457-6383. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any Fund by visiting www.jpmorganfunds.com.

PROPOSAL

ELECTION OF NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Proposal

Shareholders are being asked to elect 16 individuals (“Nominees”) to serve on the Trust’s Board of Trustees (“Board”).

Background

The J.P. Morgan Family of Funds includes 125 U.S. mutual funds (“J.P. Morgan Mutual Funds”) and 44 exchange-traded funds (“J.P. Morgan ETFs”) totaling approximately $1,046 billion as of July 31, 2021. The investment adviser to the J.P. Morgan Mutual Funds and J.P. Morgan ETFs is J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”). The J.P. Morgan Mutual Funds and J.P. Morgan ETFs are each currently overseen by separate boards with different individuals serving as board members. One of the goals of this Proposal, if approved, is to achieve a single, unified board with common members across the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The J.P. Morgan ETFs currently consist of 44 separate series of J.P. Morgan Exchange-Traded Fund Trust, an open-end registered management investment company, for which the Board serves as board of trustees (the “ETF Board”, as context may require). The ETF Board is composed of six individuals (“Trustees”).

The J.P. Morgan Mutual Funds currently consist of 125 individual mutual funds. Each of the 125 funds is a separate series of one of eight registered open-end management investment companies. Each of the eight investment companies is a separate legal entity that has its own board of trustees/directors. A different group of individuals from those currently serving on the ETF Board currently serve as trustees/directors on those boards (individually and collectively, the “Mutual Fund Board”).

Six of the Nominees (five of whom are Independent Trustees, as defined below) currently are Trustees and therefore are members of the ETF Board. Ten of the Nominees currently are not Trustees (“New Nominees”): nine are members of the Mutual Fund Board and one, Nina O. Shenker, is a current executive of J.P. Morgan Asset & Wealth Management (“JPMAWM”) who is expected to retire from that role prior to commencing service as a Trustee.

In conjunction with seeking your approval to elect the Nominees to serve on the Board, the open-end registered management investment companies constituting the J.P. Morgan Mutual Funds are asking their shareholders to elect the same 16 Nominees to their boards. Fourteen of the Nominees are not expected to be “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Nominees”), and two of the Nominees are expected to be “interested persons” (the “Interested Nominees”). If shareholder approval is also obtained for all of those investment companies, this will result in a unified board structure across the J.P. Morgan Family of Funds, with the same group of trustees/directors overseeing all of the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The Mutual Fund Board and the ETF Board separately determined that it is in the best interests of the J.P. Morgan Mutual Funds and the J.P. Morgan ETFs to be overseen by the same group of trustees/directors and specifically by the individuals nominated for election in this Proposal.

Factors Supporting a Unified Board

In reaching its determination to recommend shareholder approval of the Nominees, in addition to carefully considering the experience, qualifications, attributes, and skills of each Nominee, as further discussed below, the Trustees evaluated the potential benefits of moving to a unified board structure. They considered the following factors, among others. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching their conclusions with respect to the benefits of implementing a unified board structure.

•

Convergence of Mutual Funds and ETFs: In light of the convergence of mutual funds and ETFs as popular investment options, combining the J.P. Morgan Mutual Funds and J.P. Morgan ETFs into a single fund complex overseen by a single board of trustees will benefit shareholders because a unified board will share greater combined expertise, including a broader and deeper collective understanding of mutual fund and ETF products and markets. This will facilitate oversight of investment strategies offered through both vehicles, including appropriate business considerations and conflicts of interest. In addition, a unified board should be better able to serve shareholders in determining whether to offer a fund in a mutual fund or ETF format, to merge or convert funds from one format to the other or to offer substantially similar funds in both formats.

•

Ability to Respond to Evolving Market Conditions: Operating through a unified board structure will provide synergies in the oversight of the J.P. Morgan Family of Funds on behalf of shareholders by providing enhanced oversight of evolving market and regulatory trends impacting both types of funds. A unified board will help ensure that the J.P. Morgan Family of Funds are able to respond nimbly to evolving competitive and regulatory developments, particularly matters that may impact both the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

•

Broader Skill Sets, Backgrounds and Experiences: Increasing the size of the Board will broaden the diversity of viewpoints, skill sets, backgrounds and depths of experiences of the Board, which would benefit the Board in its exercise of oversight responsibilities on behalf of shareholders and in responding to the growing complexities of registered fund governance and oversight, including compliance, regulatory and risk management oversight. In addition, increasing the size of the Board will potentially allow greater focus on important matters through the use of additional Board committees, whether specific to a particular Mutual Fund or ETF or complex wide. Adding the New Nominees to the Board also would increase the gender and racial diversity of its membership.

•

Succession Planning: Currently, all of the Trustees have been elected by shareholders. Although the Board has room to appoint additional Trustees or replace retiring Trustees without seeking shareholder approvals, seeking shareholder approval for new Trustees will eventually be required as existing Trustees retire or to fill vacancies created by expanding the Board size. Under the 1940 Act, shareholder approval is required to fill a vacancy if it would result in a board with less than two-thirds of its members having been elected by shareholders. Shareholder approval of the Nominees would address the anticipated longer-term succession planning needs of the Board, by allowing a number of anticipated future vacancies (due to future retirements) to be left empty or filled without the time and expense associated with calling another shareholder meeting. In addition, onboarding for the New Nominees is expected to require less time and expense than would be required for nominees who are less familiar with the J.P. Morgan Family of Funds.

•

Efficiencies and Organizational Focus: A unified board structure would promote the development of uniform compliance and governance policies (with consistent policies, consistently applied), lead to a reduction in the aggregate number of Board meetings, matters of common interest being discussed at a single meeting (as opposed to separately by the Mutual Fund Board and the ETF Board) and more efficient and transparent communication. This could result in a further enhanced governance structure and environment for the J.P. Morgan Family of Funds.

•

Potential for Future Economies of Scale: A unified board structure provides the potential for shareholders to benefit from economies of scale in the longer-term, as certain fixed costs might be spread over a greater asset base. The scale attributable to bringing the J.P. Morgan Mutual Funds and the J.P. Morgan ETFs together could result in greater leverage with service providers, which may result in additional cost savings.

•	Common Industry Practice: Use of a unified board structure is a common industry practice.

Nomination Process

The Board’s Governance and Nominating Committee is responsible for the selection and nomination of individuals for election or appointment as Trustees, including both those who would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of the Trust (“Independent Trustees”) and those who would be deemed to be an “interested person” of the Trust (“Interested Trustees”). In evaluating potential Nominees, the Governance and Nominating Committee considers such factors as it deems appropriate under the particular facts and circumstances, including, as applicable: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate.

Beginning in March 2021, at the request of Fund management, an ad hoc committee consisting of two Trustees from the ETF Board and two trustees from the Mutual Fund Board convened to explore the possible integration of the two boards. The ad hoc committee, assisted by counsel, met regularly over several months variously with, and apart from, representatives of Fund management, and ultimately recommended integration to the Governance and Nominating Committee of the ETF Board and the Governance Committee of the Mutual Fund Board, as well as the nomination of the New Nominees.

At a July 29, 2021 meeting, the Governance and Nominating Committee unanimously nominated each of the Nominees and recommended Board approval, and the Board unanimously approved the nominations and recommended shareholder approval of each Nominee.

In reaching its determination to recommend each Nominee, the Independent Trustees met in a series of meetings. The Independent Trustees met separately, in executive session with independent legal counsel, with the full Board, and with representatives of Fund management. The Governance and Nominating Committee also met with each of the members of the Mutual Fund Board, either in person or virtually. In addition, the Governance and Nominating Committee and the other Independent Trustees acknowledged that they had worked with Ms. Shenker over multiple years and that she had attended and actively participated at Board meetings, at the invitation of the Independent Trustees, since 2018.

The following is a description of the factors considered by the Governance and Nominating Committee and the Board in concluding that each Nominee should stand for election as Trustee of the Trust. The Governance and Nominating Committee and Board evaluated each Nominee both individually and in the broader context of the Board’s overall effectiveness. In forming its recommendation for approval of the New Nominees, the ad hoc committee similarly considered many of these same factors.

The Governance and Nominating Committee and the Board considered the experience, qualifications, attributes, and skills of each Nominee to determine whether the person should serve as a Trustee of the Trust. For those Nominees who are currently Trustees, the Governance and Nominating Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Board, including the significant time the Trustee devotes to preparing for meetings and their active engagement and participation at Board meetings. They also considered the benefits of enhancing the Board’s gender and racial diversity.

The Governance and Nominating Committee also considered the overall diversity of the Board’s composition. The Governance and Nominating Committee believes the Board generally benefits from diversity of backgrounds, experiences and views among its members, and considers this a factor in evaluating the composition of the Board and potential nominees. In considering potential nominees, the Committee values diversity based on gender, race, ethnicity and other attributes.

The Governance and Nominating Committee and the Board considered the character of each Nominee and each Nominee’s commitment to executing his or her duties as a Trustee with diligence, honesty and integrity. The Governance and Nominating Committee and the Board considered the contributions that each Nominee would make to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members. The Governance and Nominating Committee and the Board acknowledged that the unified board structure would increase the compensation of the current Trustees, but agreed such increase would be reasonable due to the additional responsibilities and duties (e.g., more meetings, more funds overseen) that will result from the unified board structure.

The Governance and Nominating Committee and the Board also considered each Nominee’s significant and relevant experience and knowledge with respect to registered investment companies and asset management. Additionally, with respect to each Nominee who is a member of the ETF Board, the Nominee’s expertise with respect to ETF products and markets, as well as their experience with respect to reviewing the Funds’ agreements with service providers, including the Funds’ investment advisers, custodian, and fund accountant, was considered. For each Nominee who is a member of the Mutual Fund Board, the Nominee’s expertise with respect to mutual funds and their markets was considered. With respect to Ms. Shenker, the Board considered her significant and substantive asset management experience, in particular her legal, regulatory, fiduciary, controls and governance expertise relating to asset management, mutual funds and ETFs gained over her more than 35 year career in the financial services industry, including at JPMAWM.

The Board, based on the recommendation of the Governance and Nominating Committee, has nominated for election all of the current Trustees: Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, Emily A. Youssouf, and Robert F. Deutsch.

The Board, based on the recommendation of the Governance and Nominating Committee, also has nominated for election all of the members of the Mutual Fund Board, as follows: John F. Finn, Stephen P. Fisher, Kathleen M. Gallagher, Frankie D. Hughes, Raymond Kanner, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., and Marian U. Pardo, each of whom is a trustee/director of the Mutual Fund Board. In addition, the Board, based on the recommendation of the Governance and Nominating Committee, has nominated for election Nina O. Shenker.

Qualifications of Nominees

In reaching its conclusion that each Nominee should serve as a Trustee of the Trust, the Governance and Nominating Committee and the Board also considered the following additional specific qualifications, contributions and experience of the Nominees:

Independent Nominees

Gary L. French. Mr. French has served on the ETF Board since 2014. Mr. French has over 35 years of experience in the financial services industry and related fields, including serving in various leadership roles with large financial institutions that operated and administered services to investment companies. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Senior Vice President and Business Head in the Fund Administration Division at State Street Bank) and through other positions held during his career in the investment management industry. He also gained experience serving as an independent director and officer of several other registered investment companies.

Robert J. Grassi. Mr. Grassi has served on the ETF Board since 2014. Mr. Grassi has over 30 years of experience in a variety of business and financial matters, including experience in senior management positions. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as Director of Pensions and Investments at Corning Incorporated) and through his current position as

Sole Proprietor of Academy Hills Advisors LLC, an investment consulting firm. Mr. Grassi is licensed as an Investment Advisory Representative and is a Certified Employee Benefit Specialist.

Thomas P. Lemke. Mr. Lemke has served on the ETF Board since 2014. Mr. Lemke has over 35 years of experience in the financial services industry, including experience in various senior management positions with financial services firms in addition to multiple years of service with a regulatory agency and a major law firm. In addition, he has a background in internal controls, including legal, compliance, internal audit, risk management and fund administration, and has served as general counsel for several financial services firms. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.). He has also gained experience as an independent director of other registered investment companies, including his current position with each of The Advisors’ Inner Circle III Funds and Symmetry Panoramic Trust, and his prior positions as an independent director of ICI Mutual Insurance Company and as independent trustee of AXA Premier VIP Trust and The Victory Funds (or their predecessor funds). Mr. Lemke also is co-author of a number of treatises on the regulation of the investment management industry.

Lawrence R. Maffia. Mr. Maffia has served on the ETF Board since 2014. Mr. Maffia has over 30 years of experience in the financial services industry, including positions held at a public auditing firm and various other positions in the mutual fund industry. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as President and Company Director at ICI Mutual Insurance Company, a provider of D&O/E&O liability insurance and fidelity bonding for the U.S. mutual fund industry, and his prior positions as chief financial officer of Stein Roe & Farnham Mutual Funds and chief operations officer of Stein Roe & Farnham Mutual Funds’ transfer agent).

Emily A. Youssouf. Ms. Youssouf has served on the ETF Board since 2014. Ms. Youssouf has over 30 years of business experience in the financial services industry and related fields, including serving in several executive level positions within the investment banking and housing finance industries, including serving as a Managing Director at Merrill Lynch, Managing Director at Prudential Securities and Director at Credit Suisse. She served as President of the New York City Housing Development Corporation from 2003 to 2008, Vice Chair of the New York City Housing Authority from 2011 to 2014 and has served as a clinical professor at NYU since 2009 (in an adjunct capacity since 2011). In addition, she has an extensive background in strategic planning and financial analysis based on her prior positions as a Board Member of the NYC Health and Hospitals Corporation (where she served as the Chair of the Audit Committee, Chair of the IT Committee and Member of the Finance Committee) and as a Trustee of the Transit Center Foundation (where she served as Chair of the Audit Committee), and her current positions, as a Board Member of PennyMac Financial Services, Inc. (where she serves as Chair of the Finance Committee and a member of the Audit Committee), as a Board Member of the NYC School Construction Authority, as a Board Member of the NYS Job Development Authority (where she also serves as a member of the Audit Committee) and as a Clinical Professor at NYU Schack Institute of Real Estate. She has familiarity with a variety of financial, accounting, investment and regulatory matters through her prior experience and through the positions described above.

John F. Finn. Mr. Finn has served as the Chair of the Mutual Fund Board since January 2020 and is also Chair of the Governance Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. He has served as a member of the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn is the Chairman at Gardner, Inc., a supply chain management company that serves industrial and consumer markets. Mr. Finn has experience with board functions through his current positions as a Director for Greif, Inc. (industrial package products and services) and as a Trustee for Columbus Association for the Performing Arts. Until June 2014, Mr. Finn was the head of the J.P. Morgan Mutual Funds Board’s Strategic Planning Working Group, comprised of Independent Trustees, which worked with the administrator to the J.P. Morgan Mutual Funds on initiatives related to efficiency and effectiveness of board materials and meetings.

Stephen P. Fisher. Mr. Fisher has served on the Mutual Fund Board since 2018 and is also Chair of the Money Market and Alternative Products Committee for the Mutual Fund Board. Mr. Fisher is a member of the Compliance Committee and the Money Market and Alternative Products Committee for the Mutual Fund Board. He retired after a 30-year career in the investment management industry, including most recently serving as President of New York Life Investment Management LLC (NYLIM) and the MainStay Funds group. In addition, until his retirement, he served as Chairman of NYLIM Service Company LLC (a transfer agent), Chairman and CEO of NYLIFE Distributor LLC (a registered broker-dealer) and Chairman of Index IQ Advisors LLC (an investment adviser for the IndexIQ ETFs). As President of NYLIM, Mr. Fisher oversaw all operational aspects of NYLIM’s mutual fund and ETF clients, which included functioning as a liaison to the boards of the funds. Prior to his retirement, Mr. Fisher was involved in governance matters at NYLIM, including serving on the NYLIM Investment Governance Committee, the NYLIM Risk Steering Committee and the NYLIM Compliance Committee.

Kathleen M. Gallagher. Ms. Gallagher has served on the Mutual Fund Board since 2018. Ms. Gallagher is chair of the Audit and Valuation Committee for the Mutual Fund Board and a member of the Money Market and Alternative Products Committee for the Mutual Fund Board. She retired after a 30-year career as a finance professional in the automotive industry, including most recently as the Chief Investment Officer – Benefit Plans at Ford Motor Company (Ford), where she led Ford’s global pension de-risking investment strategy. In addition, Ms. Gallagher served as the Director of Global Risk Management, Corporate Treasury at Ford and as the Vice President of Finance at Ford Australia. During Ms. Gallagher’s career at Ford, she gained experience managing investment management and service provider relationships, and she frequently worked with Ford’s Board of Directors to recommend investment strategies and review performance. She also serves as a Non-Executive Director for Legal & General Investment Management (Holdings) and for Legal & General Investment Management America and as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business. She previously served as a member of the Client Advisory Council for Financial Engines, LLC and as a director of Ford Pension Funds Investment Management Ltd.

Frankie D. Hughes. Ms. Hughes has served on the Mutual Fund Board since 2008. Ms. Hughes is a member of the Compliance Committee and the Fixed Income Committee for the Mutual Fund Board. Ms. Hughes has significant experience in the asset management industry, previously serving as President and Chief Investment Officer of Hughes Capital Management, Inc. from 1993-2014. Ms. Hughes is currently the President of Ashland Hughes Properties, a property management company, and she has held such position since 2014.

Raymond Kanner. Mr. Kanner has served on the Mutual Fund Board since 2017. Mr. Kanner is Chair of the Equity Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. Mr. Kanner retired after a 31-year career in the finance industry including most recently as the Chief Investment Officer for the IBM Retirement Funds. He started his career with IBM in 1978, joined IBM’s Credit Corporation in 1985 and moved to the Retirement Funds in 1993. During his career at IBM, Mr. Kanner gained experience overseeing substantial investments in all asset classes, including equities, fixed income and alternatives. Since his retirement and until 2017, he served as the Acting Executive Director of the Committee on Investment of Employee Benefit Assets (CIEBA). He previously served as a director of an emerging markets equity fund and as an advisory board member to Betterment for Business and to BlueStar Indexes. He currently serves as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business, Los Angeles Capital and Penso Advisors. Mr. Kanner served as a member of the Compliance Committee and the Money Market and Alternative Products Committee until December 31, 2018.

Mary E. Martinez. Ms. Martinez has served as the Vice Chair of the Mutual Fund Board since January 2021 and has served on the Mutual Fund Board since January 2013. Ms. Martinez is a member of the Governance Committee and the Fixed Income Committee for the Mutual Fund Board and previously served as Chair of the Money Markets and Alternative Products Committee for the Mutual Fund Board from 2017 to 2020. She has over 25 years of experience in asset management, wealth management and private banking services. She served as Managing Director of Asset Management at Bank of America (which acquired U.S. Trust Company (“U.S.

Trust”) in 2007). Ms. Martinez served in various roles at U.S. Trust, including President of the Excelsior Funds, member of U.S. Trust’s Executive Management Committee, Chief Executive Officer and President of U.S. Trust Private Bank, and Chief Operating Officer of Asset Management where she had responsibility for product development, management, infrastructure and operating oversight. Prior to that she was Head of Products/Services/Strategic-Planning-Alternative & Asset/Wealth Management at Bessemer Trust Company and a member of their Executive Management Committee. Ms. Martinez is a real estate investor/adviser and a Realtor Associate with Special Properties, a Christie’s International Real Estate Affiliate.

Marilyn McCoy. Ms. McCoy has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1999. She has served on the boards of the Pegasus Funds and the Prairie Funds. Ms. McCoy is a member of the Money Market and Alternative Products Committee and the Governance Committee. Ms. McCoy has served as the Vice President of Administration and Planning at Northwestern University for over 30 years, where she manages strategic planning, program review, information and analytics, executive level searches, and other programs and initiatives. Ms. McCoy also oversees Northwestern University’s Board of Trustees function and supports the University’s President.

Dr. Robert A. Oden Jr. Dr. Oden has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1997. Dr. Oden is the Chair of the Fixed Income Committee for the Mutual Fund Board and a member of the Governance Committee for the Mutual Fund Board. He retired after a long career in the education industry, previously serving as the President of Carleton College from 2002 to 2010 and as the President of Kenyon College from 1995 to 2002. Prior to that, Dr. Oden was the Headmaster of the Hotchkiss School from 1989 to 1995 and a Professor at Dartmouth College from 1975 to 1989. Dr. Oden currently serves as a Trustee of Trout Unlimited, a Trustee and Vice Chair of the American Museum of Fly Fishing and as a Trustee of Dartmouth-Hitchcock Medical Center serving as a member of the Advancement Committee, and he previously served as a Trustee of American University in Cairo.

Marian U. Pardo. Ms. Pardo has served on the Mutual Fund Board since February 2013. Ms. Pardo is Chair of the Compliance Committee for the Mutual Fund Board and a member of the Equity Committee for the Mutual Fund Board. Ms. Pardo has been in the financial services industry since 1968, with experience in investment management, banking and lending. She is a Managing Director and founder of Virtual Capital Management LLC, an investment consulting firm. She has extensive experience with respect to portfolio management, the J.P. Morgan Mutual Funds’ investment advisory business and banking and investment management, and previously served as a portfolio manager for equity funds across the capitalization spectrum. In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

Interested Nominees

Robert F. Deutsch. Mr. Deutsch has served on the ETF Board since 2014. Mr. Deutsch has over 30 years of experience in the financial services industry. He has substantial mutual fund background and is experienced with financial, accounting, investment and regulatory matters through his tenure at J.P. Morgan Asset Management1 (“JPMAM”) including his prior positions as head of the Global ETF Business and as head of the Global Liquidity Business. Prior roles also include National Sales Manager for the J.P. Morgan Mutual Funds and Client Advisor at Goldman Sachs Asset Management. Mr. Deutsch is considered an “interested” Nominee based on interests in JPMorgan Chase resulting from his prior employment at JPMAM.

[1]	J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc.

Nina O. Shenker. Ms. Shenker has over 35 years of experience in the financial services industry. She has substantial experience and expertise with mutual funds and ETFs across legal, compliance, operations, risk and controls, fiduciary, governance, product and business strategy and government and regulatory affairs. She has served as Vice Chair of JPMAWM and global General Counsel for JPMAWM. Prior to joining the JPMorgan Legal Department in 2001, Ms. Shenker was President of the Pierpont Group, the independent staff for the JPMorgan Mutual Funds Trustees and, prior to that, she was General Counsel and Senior Vice President at J. & W. Seligman & Co., an investment management firm. At J.P. Morgan, she has also served as a member of the JPMAWM Operating Committee, the JPMC Legal Management Team, and the JPMC Fiduciary Governance Committee. Ms. Shenker has also been actively engaged with industry associations. She also is actively engaged in supporting not-for-profit organizations’ governance and oversight. Ms. Shenker is considered an “interested” Nominee based on her current or prior employment at J.P. Morgan.

As indicated in the table below, there are fourteen Independent Nominees and two Interested Nominees.

The following table provides additional information about each Nominee. The contact address for each of the Nominees is 277 Park Avenue, New York, NY 10172.

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Independent Nominee
Gary L. French (1951)	Trustee, indefinite, since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957)	Trustee, indefinite, since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None.

Thomas P. Lemke (1954)	Trustee, indefinite, since 2014.	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	169	SEI family of funds— Independent Trustee of Advisors’ Inner Circle Fund III (from February 2014 to present) (20 portfolios); Independent Trustee of Winton

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016); Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				predecessor funds) (2014- March 2015) (35 portfolios); Symmetry Panoramic Trust (2018-present) (16 portfolios).

Lawrence R. Maffia (1950)	Trustee, indefinite, since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951)	Trustee, indefinite, since 2014.	Clinical Professor, NYU Schack Institute of Real Estate (2009-2011) and Adjunct Professor (2011-present); Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).

John F. Finn (1947)	None.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Chair (since 2020) and Trustee of Mutual Fund Board (or heritage One Group Mutual Funds) (since 1998) (125 portfolios); Director, Greif, Inc. (GEF) (industrial

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988- present).

Stephen P. Fisher (1959)	None.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Trustee of Mutual Fund Board (since 2018) (125 portfolios); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958)	None.	Retired; Chief Investment Officer—Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Trustee of Mutual Fund Board (since 2018) (125 portfolios); Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952)	None.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	Trustee of Mutual Fund Board (since 2008) (125 portfolios).

Raymond Kanner (1953)	None.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Trustee of Mutual Fund Board (since 2017) (125 portfolios); Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960)	None.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007);	169	Vice Chair (since 2021) and Trustee of Mutual Fund Board (since 2013) (125 portfolios).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		President, Excelsior Funds (registered investment companies) (2004-2005).

Marilyn McCoy (1948)	None.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee of Mutual Fund Board (or heritage One Group Mutual Funds) (since 1999) (125 portfolios).

Dr. Robert A. Oden, Jr. (1946)	None.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee of Mutual Fund Board (or heritage One Group Mutual Funds) (since 1997) (125 portfolios); and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present).

Marian U. Pardo (1946)	None.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007- present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Trustee of Mutual Fund Board (since 2013) (125 portfolios); President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				and cultural programs) (2006-present).

Interested Nominee
Robert F. Deutsch[3] (1957)	Chair and Trustee, indefinite, since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Board of Directors of the JUST Capital Foundation (2017-present).

Nina O. Shenker[3] (1957)	None.	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

1

Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any current member of the Mutual Fund Board, if elected, born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

2	The number shown represents the number of funds in the J.P. Morgan Family of Funds that would be overseen by a Nominee if elected to each of the Mutual Fund Board and the ETF Board.
3	Designation as an “Interested Nominee” is based on current or prior employment by the Adviser or an affiliate of the Adviser.

It is the intention of the persons named in the Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the Nominees. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of a Nominee for Independent Trustee, as Independent Trustee of the Trust may recommend. All of the Nominees have consented to being named in this Proxy Statement and to serve as Trustees if elected. The Trust knows of no reason why any of the Nominees would be unable or unwilling to accept nomination or election.

Board Leadership Structure

The Board decides upon general policies and is responsible for overseeing the business affairs of the Funds.

The Board has structured itself in a manner that allows it to effectively perform its oversight function. Although the Chair of the Board is not an Independent Trustee, Mr. Lemke serves as the Lead Independent Trustee to the Board and provides leadership to the other Trustees and acts as a liaison with the Adviser’s management. During the fiscal years ended October 31, 2020, February 28, 2021 and June 30, 2021, the Board met 10, 10 and 6 times, respectively.

The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualification of Trustees” and “Standing Committees,” the Board has three committees: the Audit and Valuation Committee, the Governance and Nominating Committee and the Oversight Committee for Insurance and Performance Reports. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

The Board takes an active role in risk oversight including the risks associated with exchange-traded funds, including investment risk, compliance risk, valuation risk and trading risk. In connection with its oversight, the Board receives regular reports from the Funds’ Chief Compliance Officer (“CCO”) and JPMIM. The Board also receives periodic reports from the Chief Risk Officer of JPMAM, including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. Additional information about the functions of each of the Committees is included below in “Standing Committees.” After each meeting of the Committee, each committee reports its committee proceedings to the full Board. This committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Each Independent Trustee serves on each Committee. In addition, Mr. Deutsch serves on the Oversight Committee for Insurance and Performance Reports. Annually, the Board considers the efficiency of this committee structure.

Standing Committees

The Board currently has three standing committees: (i) the Audit and Valuation Committee, (ii) the Governance and Nominating Committee, and (iii) the Oversight Committee for Insurance and Performance Reports. The following table shows how often each Committee met during each Fund’s most recently completed fiscal year:

Committee	Fiscal Year Ended October 31, 2020	Fiscal Year Ended February 28, 2021	Fiscal Year Ended June 30, 2021
Audit and Valuation Committee	5	4	4
Governance and Nominating Committee	2	2	2
Oversight Committee for Insurance and Performance Reports[1]	0	0	1

1	The Oversight Committee for Insurance and Performance Reports was formed in March 2021, and therefore had not yet had any official meetings prior to that date.

During the most recently completed fiscal year, each Trustee attended all of the Board and applicable committee meetings.

Audit and Valuation Committee. The Board has an Audit and Valuation Committee composed of each of the current Independent Trustees. Mr. French is the Chair of the Audit and Valuation Committee. The Audit and Valuation Committee operates pursuant to a written charter. The primary purposes of the Audit and Valuation Committee are: (i) appointment, retention, compensation and oversight of the Funds’ independent accountants; (ii) oversight of the Funds’ audit, accounting and financial reporting policies, practices and internal controls;

(iii) approval of non-audit services which may be performed by the Funds’ independent accountants, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); (iv) oversight of the valuation process in accordance with procedures adopted by the Trust; and (v) conduct of such other business and/or attention to such other matters as the Board may specifically assign to the Audit and Valuation Committee from time to time. The Audit and Valuation Committee oversees the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, acts as a liaison between the Board and the Funds’ independent accountants and periodically reports to the Board.

The Audit and Valuation Committee’s responsibilities include the following: (i) approve and recommend to the Board the selection, appointment, retention and compensation of the Funds’ independent accountants; (ii) evaluate the independence of the independent accountants; (iii) review the arrangements for and scope of the annual audits of the Funds and for any non- audit services for which the independent accountants may be engaged; (iv) review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements; (v) meet with independent counsel for the Independent Trustees and Fund counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process; (vi) review the form of opinion the independent accountants propose to render on the Funds’ annual financial statements; (vii) meet periodically with the independent accountants in executive session; (viii) discuss with the independent accountants the matters required to be discussed by the Public Company Accounting Oversight Board relating to the conduct of the audits; (ix) receive reports of the Adviser regarding the state of the Funds’ internal controls; (viii) discuss policies with respect to risk assessment and risk management; (x) oversee the implementation of the Funds’ valuation policies by JPMIM and recommend and approve changes in the Funds’ valuation policies from time to time; and (xi) review and act on such other matters as referred to the Audit and Valuation Committee by the Board.

Governance and Nominating Committee. The members of the Governance and Nominating Committee are composed entirely of Independent Trustees. Ms. Youssouf is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee operates pursuant to a written charter. A copy of the Governance and Nominating Committee Charter is attached as Appendix A. The primary purposes of the Governance and Nominating Committee are to: (1) oversee the Board’s governance processes; (2) evaluate and recommend individuals to serve as Independent Trustees; and (3) review and recommend changes to the compensation paid to the Board. The Governance and Nominating Committee shall have such responsibilities as may be assigned to it by the Board, including the following responsibilities: (i) identify, consider and recommend to the Board candidates for election as Independent Trustees of the Board, and the Committee shall review periodically the composition of the Board and the backgrounds and skill sets of the Trustees to determine whether it may be appropriate to recommend adding additional individuals to the Board; (ii) recommend to the Board a successor to the chairperson of the Board, the Lead Independent Trustee or chairperson of the Audit and Valuation Committee when determined to be appropriate or necessary; (iii) recommend to the Board selections for membership on each committee of the Board, including committee chairperson assignments, review periodically all committee assignments, the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, and make and discuss recommendations for any such action to and with the Board; (iv) review periodically Board governance practices and procedures and make recommendations to the Board regarding any appropriate changes; (v) consider, implement and oversee the annual self-assessment process of the Board; (vi) review periodically the adequacy of its charter and evaluate the Committee’s performance of its duties and responsibilities thereunder, and make recommendations to the Board regarding any appropriate changes; (vii) review periodically the compensation of the Trustees and make recommendations to the Board regarding any appropriate changes; (viii) review periodically the Trust’s retirement policies regarding Trustees and make recommendations to the Board regarding any appropriate changes; and (viii) consider and evaluate any other matter the Committee deems necessary or appropriate or as may be delegated to the Committee by the Board from time to time. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address.

Oversight Committee for Insurance and Performance Reports. Messrs. Grassi and Maffia serve as Committee Chairs. The primary purposes of the Oversight Committee for Insurance and Performance Reports (the “Insurance and Reporting Committee”) are to: (1) communicate and coordinate with management and other service providers regarding periodic performance- and risk-related reports provided to the Board and such other reports as the Board may from time to time specify, and (2) oversee and assist management in matters relating to the Trust’s and the Trustees’ insurance coverage. The Insurance and Reporting Committee shall have such responsibilities as may be assigned to it by the Board and consistent with the Committee’s purposes, including the following responsibilities: (i) review, evaluate, and recommend changes to the nature, scope, and format of all periodic and/or ad hoc performance- and risk-related reports provided to the Board in connection with regularly scheduled meetings or otherwise, as well as with respect to such other reports as the Board may from time to time specify; (ii) review periodically the Trust’s and the Trustees’ insurance coverage and policies and make recommendations to the Board and/or management regarding any appropriate changes, including without limitation in connection with the annual review of the insurance policies of the Trust and the Trustees; (iii) assist the Board in its oversight of the Trust’s insurance policies; and (iv) meet and consult with management and/or officers, employees, and other representatives of service providers regarding the matters enumerated above, as the Insurance and Reporting Committee deems appropriate.

Impact of Unified Board on Current Leadership and Committee Structure

If all of the Nominees are elected by shareholders of the Trust and the shareholders of the other J.P. Morgan Mutual Funds and J.P. Morgan ETFs, resulting in the proposed unified board structure, the Board expects that the current Board leadership structure and oversight roles will change to more closely resemble the current leadership structure and oversight roles of the Mutual Fund Board. The Mutual Fund Board currently has six committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. In addition, the Board expects to form an ETF Committee that would (i) assist the Board in its oversight of the investment management services provided by the Adviser to the J.P. Morgan ETFs and Funds designated for review by the committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the J.P. Morgan ETFs.

Executive Officers of the Trust

Information relating to the executive officers of the Trust is set forth in Appendix B.

Ownership of Securities

Current Trustees: As of December 31, 2020, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

Nominees: For each Nominee, the dollar range of equity securities beneficially owned in the Funds as of December 31, 2020 is shown in Appendix C.

As to each Independent Nominee and his or her immediate family members living in the same household, no person owned beneficially or of record securities in JPMIM or any principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with JPMIM or any principal underwriter of the Funds as of December 31, 2020.

Trustee Compensation

Current Trustees: The Trustees are paid an annual fee of $150,000 and are reimbursed for expenses incurred in connection with service as a Trustee. In addition, the lead Independent Trustee is paid an additional annual fee of $8,000, the Audit and Valuation Committee Chair was paid an additional annual fee of $7,500, the Oversight Committee for Insurance and Performance Reports Co-Chairs are paid an additional annual fee of $6,000 and the Governance and Nominating Committee Chair is paid an additional annual fee of $6,000. The Trustees may hold various other directorships unrelated to the Trust.

The compensation table below presents the total compensation paid to the current Trustees for the calendar year ended December 31, 2020. Trustee compensation for the Funds is paid by JPMIM.

Name of Trustee	Aggregate Compensation From ETF Trust	Total Compensation From the J.P. Morgan Family of Funds
Independent Trustees
Gary L. French	$157,500	$157,500
Robert J. Grassi	150,000	150,000
Thomas P. Lemke	158,000	158,000
Lawrence R. Maffia	150,000	150,000
Emily A. Youssouf	156,000	156,000
Interested Trustee
Robert F. Deutsch	150,000	150,000

Nominees. It is expected that each Nominee who is elected will be compensated in the same manner as the current Mutual Fund Board, as described below.

For the calendar year ended December 31, 2020, the funds of the J.P. Morgan Mutual Funds overseen by the trustees paid each trustee an annual base fee of $395,000 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee). Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee. In addition to the base fee, the funds pay the chair $225,000 annually and reimburse expenses of the chair in the amount of $4,000 per month. The chair receives no additional compensation for service as committee chair. In addition to the base fee, the funds pay the vice chair $125,000 annually.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE “FOR ALL” NOMINEES

GENERAL INFORMATION ABOUT THE FUNDS

Current service providers of the Funds are described below.

Investment Adviser

JPMIM, 277 Park Avenue, New York, NY 10172, serves as investment adviser to the Funds and continuously reviews and supervises the Funds’ investment program. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of June 30, 2021, JPMIM managed over $1,859 billion in assets.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to each of the Funds. JPMDS is an affiliate of the Adviser, the Administrator and JPMorgan Chase Bank and is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, 277 Park Avenue, New York, NY 10172, serves as administrator for the Trust.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC also prepares the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Funds. The Audit and Valuation Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar year ended December 31, 2020. Additional information about fees paid by the Funds to PwC is provided in Appendix D.

Pursuant to the Trust’s Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee pre-approves all audit and non-audit services performed by the Trust’s independent public registered accounting firm for the Trust. In addition, the Audit and Valuation Committee pre-approves the auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit and Valuation Committee. The Audit and Valuation Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit and Valuation Committee. The Audit and Valuation Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit and Valuation Committee.

VOTING INFORMATION

Shareholders Entitled to Vote

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on the Record Date of August 20, 2021.

Quorum

The presence virtually or by proxy of the holders of record of a one third of the outstanding shares of the Trust shall constitute a quorum at the Meeting for acting on the Proposal. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.

Voting Requirement

If a quorum is present, the affirmative vote of a plurality of the votes cast for each Nominee will elect each Nominee. This means that, if, as expected, each Nominee is uncontested for their board seat, and assuming a quorum is present, a single vote in their favor will successfully elect the Nominee. The election of each Nominee is not contingent on the election of any other Nominees.

How Votes will be Counted

Each shareholder is entitled to one vote for each dollar of net asset value, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date.

Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a plurality of votes cast for each Nominee. Because the Proposal is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on the Proposal.

If a Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed Proxy Cards will be voted FOR ALL Nominees. If you simply sign, date and return the Proxy Card, but do not specify a vote on any proposal, your proxy will be voted FOR ALL Nominees.

How to Vote

Any shareholder of a Fund on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting.

Please follow the instructions on your Proxy Card.

Revoking a Proxy or Changing a Vote

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Adjournment

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, or, in the event that one or more Nominees does not receive sufficient votes for election, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any adjournment will require an affirmative vote by the holders of a majority of the shares present virtually or by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice will be given other than an announcement at the Meeting when the adjournment determination is made.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Broadridge Investor Communication Solutions, Inc. (the “Solicitor”) a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract, the Solicitor among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is not expected to be in excess of $1,897,631. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Funds.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or the Solicitor if the Funds have not yet received their vote. Authorization to permit JPMIM or the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or the Solicitor representative is required to ask the shareholder for the shareholder’s full name, address and confirmation that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to JPMIM or the Solicitor by the Funds, the JPMIM or the Solicitor representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the Proposal. The representative of JPMIM or the Solicitor although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share Information

For a list of the number of shares of the Funds that are outstanding as of the close of business on the Record Date, please refer to Appendix E.

Fund Shares Owned by Certain Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Appendix F.

OTHER MATTERS

No Other Matters. We know of no business other than the Proposal contained in this proxy statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance and Nominating Committee no less frequently than monthly. The Governance and Nominating Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

APPENDIX A

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

(As Adopted December 7, 2016)

ORGANIZATION AND MEMBERSHIP

There shall be a committee of the Board of Trustees (the “Board”) of the J.P. Morgan Exchange-Traded Fund Trust (the “Trust”), to be known as the Governance and Nominating Committee (the “Committee”). The Committee shall be composed of Trustees of the Board who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (“Independent Trustees”).

The Board shall determine the number of Committee members, which shall initially be five members, and shall nominate the members of the Committee, and shall appoint the Chairperson of the Committee. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

MEETINGS

The Committee shall meet periodically, but at least twice per year, and from time to time as necessary. Upon prior written or electronic notice, meetings may be called by the Chairperson of the Committee or by a majority of Committee members. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

REPORTING

The Chairperson of the Committee shall report to the Board of Trustees on the results of the Committee’s reviews and make such recommendations as the Committee has approved. The Committee will keep minutes of its meetings and will make such minutes available to the full Board of Trustees for review, other than with respect to executive sessions.

PURPOSE

The primary purposes of the Committee are to: (1) oversee the Board’s governance processes; (2) evaluate and recommend individuals to serve as Independent Trustees; and (3) review and recommend changes to the compensation paid to the Board.

RESPONSIBILITIES

The Committee shall have such responsibilities as may be assigned to it by the Board, including the following responsibilities:

•

Identify, consider and recommend to the Board candidates for election as Independent Trustees of the Board. The Committee shall review periodically the composition of the Board and the backgrounds and skill sets of the Trustees to determine whether it may be appropriate to recommend adding additional individuals to the Board. Potential Board candidates may be accepted from any sources the Committee deems appropriate, and the Committee may adopt procedures to be followed by shareholders who wish to submit candidates for consideration.

A-1

•	Recommend to the Board a successor to the Chairman of the Board or Chairperson of the Audit and Valuation Committee when determined to be appropriate or necessary.

•

Recommend to the Board selections for membership on each committee of the Board, including committee chairperson assignments, review periodically all committee assignments, the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, and make and discuss recommendations for any such action to and with the Board.

•	Review periodically Board governance practices and procedures and make recommendations to the Board regarding any appropriate changes.

•	Consider, implement and oversee the annual self-assessment process of the Board.

•	Review periodically the compensation of the Trustees and make recommendations to the Board regarding any appropriate changes.

•	Review periodically the Trust’s retirement policies regarding Trustees and make recommendations to the Board regarding any appropriate changes.

•	Consider and evaluate any other matter the Committee deems necessary or appropriate or as may be delegated to the Committee by the Board from time to time.

RESOURCES AND AUTHORITY

The Committee is authorized, without further action by the Board, to engage experts or consultants as the Committee deems appropriate to assist it in carrying out its responsibilities. The costs of engaging experts or consultants will be borne by the Funds.

AMENDMENTS

The Board may amend this Charter by a vote, including a vote of a majority of the Independent Trustees.

LIMITATION ON COMMITTEE RESPONSIBILITY

For the avoidance of all doubt, nothing in this Charter is intended to increase the liability of the members of the Committee beyond that which would exist were this Charter not adopted and approved.

A-2

APPENDIX B

EXECUTIVE OFFICERS OF THE TRUST

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The officers of the Trust receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMIM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Brian S. Shlissel* (1964)	President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975)	Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Paul Shield (1960)	Vice President and Assistant Treasurer (2016)	Managing Director and Head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin*** (1964)	Secretary (2018)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio*** (1962)	Assistant Secretary (2014)	Executive Director and Assistant General Counsel. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron** (1971)	Assistant Secretary (2019)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis** (1980)	Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

B-1

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years

Gregory S. Samuels** (1980)	Assistant Secretary (2014)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Zachary E. Vonnegut- Gabovitch** (1986)	Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere* (1978)	Assistant Treasurer (2015)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Shannon Gaines*** (1977)	Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Nektarios E. Manolakakis (1972)	Assistant Treasurer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P. Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate& Investment Bank 2010-2014

Todd McEwen (1981)***	Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

*	Address is 575 Washington Boulevard, Jersey City, NJ 07310
**	Address is 4 New York Plaza, Floor 21, New York, NY 10004
***	Address is 1111 Polaris Parkway, Columbus, OH 43240

B-2

APPENDIX C

OWNERSHIP OF SECURITIES

The following table presents the aggregate dollar range of equity securities owned by each Nominee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the J.P. Morgan Family of Funds as of December 31, 2020. The information as to beneficial ownership is based on statements furnished by each Nominee.

Nominees	Ownership of JPMorgan BetaBuilders Developed Asia ex-Japan ETF		Ownership of JPMorgan BetaBuilders International Equity ETF		Ownership of JPMorgan BetaBuilders U.S. Equity ETF		Ownership of JPMorgan BetaBuilders U.S. Mid Cap Equity ETF		Ownership of JPMorgan BetaBuilders U.S. Small Cap Equity ETF		Ownership of JPMorgan Corporate Bond Research Enhanced ETF		Ownership of JPMorgan Diversified Return Emerging Markets Equity ETF		Ownership of JPMorgan Diversified Return International Equity ETF
Gary L. French		None		None	$ $	10,001 - 50,000		None		None		None	$ $	10,001 - 50,000		None
Robert J. Grassi	$ $	10,001 - 50,000	$ $	10,001 - 50,000	$ $	10,001 - 50,000	$ $	10,001 - 50,000	$ $	10,001 - 50,000		None	$ $	10,001 - 50,000		None
Thomas P. Lemke		None		None		None		None		None	$	Over 100,000		None		None
Lawrence R. Maffia		None		None		None		None		None		None	$ $	10,001 - 50,000		None
Emily A. Youssouf		None		None		None		None		None		None		None		None
John F. Finn		None		None		None		None		None		None		None		None
Stephen P. Fisher		None		None		None		None		None		None		None		None
Kathleen M. Gallagher		None		None		None		None		None		None		None		None
Frankie D. Hughes		None		None		None		None		None		None		None		None
Raymond Kanner		None		None		None		None		None		None		None		None
Mary E. Martinez		None		None		None		None		None		None		None		None
Marilyn McCoy		None		None		None		None		None		None		None		None
Dr. Robert A. Oden, Jr.		None		None		None		None		None		None		None		None
Marian U. Pardo		None		None		None		None		None		None		None		None
Robert F. Deutsch		None		None		None		None		None		None		None	$	Over 100,000
Nina O. Shenker		None		None		None		None		None		None		None		None

Nominees	Ownership of JPMorgan Diversified Return U.S. Equity ETF			Ownership of JPMorgan Diversified Return U.S. Mid Cap Equity ETF		Ownership of JPMorgan Diversified Return U.S. Small Cap Equity ETF		Ownership of JPMorgan Equity Premium Income ETF		Ownership of JPMorgan U.S. Aggregate Bond ETF		Ownership of JPMorgan Ultra- Short Income ETF		Ownership of JPMorgan Ultra- Short Municipal Income ETF		Ownership of JPMorgan USD Emerging Markets Sovereign Bond ETF
Gary L. French		None		$ $	10,001 - 50,000	$ $	10,001 - 50,000		None		None		None		None		None
Robert J. Grassi		None			None		None		None		None	$ $	10,001 - 50,000	$ $	10,001 - 50,000	$ $	10,001 - 50,000
Thomas P. Lemke		None			None		None	$	Over 100,000		None		None		None		None
Lawrence R. Maffia		None			None		None	$ $	10,001 - 50,000	$ $	50,001 - 100,000	$ $	50,001 - 100,000		None		None
Emily A. Youssouf	$ $	10,001 - 50,000	*		None		None		None		None		None		None		None
John F. Finn		None			None		None		None		None		None		None		None
Stephen P. Fisher		None			None		None		None		None		None		None		None
Kathleen M. Gallagher		None			None		None		None		None		None		None		None
Frankie D. Hughes		None			None		None		None		None		None		None		None
Raymond Kanner		None			None		None		None		None		None		None		None
Mary E. Martinez		None			None		None		None		None		None		None		None
Marilyn McCoy		None			None		None		None		None		None		None		None
Dr. Robert A. Oden, Jr.		None			None		None		None		None		None		None		None
Marian U. Pardo		None			None		None		None		None		None		None		None
Robert F. Deutsch		None			None		None		None		None		None		None		None
Nina O. Shenker		None			None		None		None		None		None		None		None

Nominees	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the J.P. Morgan Family of Funds(1)
Gary L. French	Over $100,000
Robert J. Grassi	Over $100,000
Thomas P. Lemke	Over $100,000
Lawrence R. Maffia	Over $100,000
Emily A. Youssouf	$10,001-$50,000*
John F. Finn	Over $100,000
Stephen P. Fisher	Over $100,000
Kathleen M. Gallagher	Over $100,000
Frankie D. Hughes	Over $100,000
Raymond Kanner	Over $100,000
Mary E. Martinez	Over $100,000
Marilyn McCoy	Over $100,000
Dr. Robert A. Oden, Jr.	Over $100,000
Marian U. Pardo	Over $100,000
Robert F. Deutsch	Over $100,000
Nina O. Shenker	None

(1)

For Mses. Gallagher and McCoy and Messrs. Finn, Fisher, Kanner and Oden, these amounts include deferred compensation balances, as of 12/31/20, through participation in the J.P. Morgan Mutual Funds’ Deferred Compensation Plan for Eligible Trustees.

*	As of March 17, 2021.

APPENDIX D

Fees Paid by the Funds to Independent Auditors

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended June 30, 2021 and June 30, 2020 (“Reporting Periods”)2 for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
6/30/21	$962,000
6/30/20	$1,334,000

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to the Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Service Affiliates, that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Funds and not reported under paragraph (1), were as follows.

Year Ended	Audit- Related Fees
6/30/21	$182,825
6/30/20	$252,552

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows.

Year Ended	Tax Fees
6/30/21	$346,174
6/30/20	$332,657

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Trust, or services provided to Service Affiliates related directly to the operation and financial reporting of the Fund other than the services reported above. The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Fund and to the Fund’s investment adviser and the other Service Affiliates as follows.

Year Ended	Other Fees
6/30/21	$8,000
6/30/20	$0

[2]	Fee information reflects the fees paid to PwC over the full fiscal year by Funds with the following fiscal year ends: February 28, June 30 and October 31.

D-1

(5) The percentage of services described in each of paragraphs (2) through (4) of this Appendix D that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows

(2) 0%

(3) 0%

(4) 0%

The Trust’s Audit and Valuation Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

D-2

APPENDIX E

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Shares Outstanding - Fund Level
JPMorgan ActiveBuilders Emerging Markets Equity ETF	6,600,000.000
JPMorgan ActiveBuilders International Equity ETF	600,000.000
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	550,000.000
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	1,274,946.000
JPMorgan BetaBuilders Canada ETF	87,448,911.000
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	70,298,641.000
JPMorgan BetaBuilders Europe ETF	149,299,596.000
JPMorgan BetaBuilders International Equity ETF	60,800,000.000
JPMorgan BetaBuilders Japan ETF	155,397,548.000
JPMorgan BetaBuilders MSCI US REIT ETF	14,225,000.000
JPMorgan BetaBuilders U.S. Equity ETF	8,650,000.000
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	18,225,000.000
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	6,725,000.000
JPMorgan Carbon Transition U.S. Equity ETF	450,000.000
JPMorgan Core Plus Bond ETF	3,100,000.000
JPMorgan Corporate Bond Research Enhanced ETF	1,000,000.000
JPMorgan Diversified Return Emerging Markets Equity ETF	2,700,000.000
JPMorgan Diversified Return International Equity ETF	14,200,000.000
JPMorgan Diversified Return U.S. Equity ETF	7,000,000.000
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	2,600,000.000
JPMorgan Diversified Return U.S. Small Cap Equity ETF	3,850,000.000
JPMorgan Equity Premium Income ETF	50,100,000.000
JPMorgan High Yield Research Enhanced ETF	30,600,000.000
JPMorgan International Bond Opportunities ETF	5,800,000.000
JPMorgan International Growth ETF	750,000.000
JPMorgan Municipal ETF	1,600,000.000
JPMorgan Short Duration Core Plus ETF	2,460,000.000
JPMorgan U.S. Aggregate Bond ETF	19,798,203.000
JPMorgan U.S. Dividend ETF	1,200,000.000
JPMorgan U.S. Minimum Volatility ETF	550,000.000
JPMorgan U.S. Momentum Factor ETF	4,500,000.000
JPMorgan U.S. Quality Factor ETF	9,100,000.000
JPMorgan U.S. Value Factor ETF	25,550,000.000
JPMorgan Ultra-Short Income ETF	347,550,000.000
JPMorgan Ultra-Short Municipal Income ETF	40,850,000.000
JPMorgan USD Emerging Markets Sovereign Bond ETF	1,500,000.000

E-1

APPENDIX F

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of June 30, 2021, 2020, the following persons were the owners of more than 5% of the shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Persons who beneficially own 25% or more of the outstanding shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of a Fund.

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
JPMORGAN ACTIVEBUILDERS EMERGING MARKETS EQUITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	71.7%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	25.0%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN BETABUILDERS 1-5 YEAR U.S. AGGREGATE BOND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	40.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	20.2%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	CHARELES SCHWAB RETAIL	12.8%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	CHARLES SCHWAB & CO., INC.	12.5%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

JPMORGAN BETABUILDERS CANADA ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	55.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	35.4%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN BETABUILDERS DEVELOPED ASIA EX-JAPAN ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	56.2%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	40.4%
	383 MADISON AVENUE
	NEW YORK, NY 10017

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
JPMORGAN BETABUILDERS EUROPE ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	53.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	43.7%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN BETABUILDERS INTERNATIONAL EQUITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	88.9%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN BETABUILDERS JAPAN ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	48.5%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	36.0%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN BETABUILDERS MSCI US REIT ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	71.8%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	THE BANK OF NEW YORK MELLON	7.7%
	240 GREENWICH STREET
	NEW YORK, NY 10286
JPMORGAN BETABUILDERS U.S. EQUITY ETF
	J.P. MORGAN SECURITIES LLC*	52.1%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	17.8%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	CITIBANK, NATIONAL ASSOCIATION	10.6%
	388 GREENWICH STREET
	NEW YORK, NY 10013

JPMORGAN BETABUILDERS U.S. MID CAP EQUITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	97.5%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN BETABUILDERS U.S. SMALL CAP EQUITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	97.1%
	383 MADISON AVENUE
	NEW YORK, NY 10017

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held

JPMORGAN CARBON TRANSITION U.S. EQUITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	89.7%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	BOFA SECURITIES, INC.	6.3%
	1 BRYANT PARK
	NEW YORK, NY 10036

JPMORGAN CORE PLUS BOND ETF
	J.P. MORGAN SECURITIES LLC*	22.2%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	CHARELES SCHWAB RETAIL	16.5%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	PRESTIGE WEALTH MANAGEMENT GROUP, LLC	14.0%
	31 NJ-12
	FLEMINGTON, NJ 08822

	HIGHTOWER ADVISORS, LLC	7.8%
	505 5TH AVE
	NEW YORK, NY 10017

JPMORGAN CORPORATE BOND RESEARCH ENAHNCED ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	61.1%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	6.1%
	200 WEST STREET
	NEW YORK, NY 10282

	J.P. MORGAN SECURITIES LLC*	6.0%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	GARRETT INVESTMENT ADVISORS, LLC	5.1%
	1107 HYLTON HEIGHTS ROAD
	MANHATTAN, KS 66502

JPMORGAN DIVERSIFIED RETURN EMERGING MARKETS EQUITY ETF
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	8.9%
	200 WEST STREET
	NEW YORK, NY 10282

	HCM WEALTH ADVISORS	7.7%
	6116 HARRISON AVE
	CINCINNATI, OH 45247

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
	LINSCOMB & WILLIAMS	7.4%
	1400 POST OAK BLVD, SUITE 1000
	HOUSTON, TX 77056

	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.1%
	1 BRYANT PARK
	NEW YORK, NY 10036

	THE BANK OF NEW YORK MELLON	6.0%
	240 GREENWICH STREET
	NEW YORK, NY 10286

	CHARLES SCHWAB RETAIL	5.3%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

JPMORGAN DIVERSIFIED RETURN INTERNATIONAL EQUITY ETF
	CHARELES SCHWAB RETAIL	16.4%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	WEALTH ENHANCEMENT ADVISORY SERVICES, LLC	14.7%
	505 NORTH HIGHWAY 169, SUITE 900
	PLYMOUTH, MN 55441

	UBS FINANCIAL SERVICES INC.	5.8%
	1285 6TH AVE
	NEW YORK, NY 10019

JPMORGAN DIVERSIFIED RETURN U.S. EQUITY ETF
	MODERA WEALTH MANAGEMENT, LLC	16.8%
	56 JEFFERSON AVE
	WESTWOOD, NJ 07675

	WEALTH ENHANCEMENT ADVISORY SERVICES, LLC	9.3%
	505 NORTH HIGHWAY 169, SUITE 900
	PLYMOUTH, MN 55441

	ST. GERMAIN SECURITIES, INC.	7.3%
	1500 MAIN ST
	SPRINGFIELD, MA 01105

	CHARLES SCHWAB RETAIL	6.0%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	PLANNING ALTERNATIVES LTD	5.6%
	36800 WOODWARD AVE #200
	BLOOMFIELD HILLS, MI 48304

	UBS FINANCIAL SERVICES INC.	5.5%
	1285 6TH AVE
	NEW YORK, NY 10019

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.2%
	1 BRYANT PARK
	NEW YORK, NY 10036

	THE BANK OF NEW YORK MELLON	5.0%
	240 GREENWICH STREET
	NEW YORK, NY 10286

JPMORGAN DIVERSIFIED RETURN U.S. MID CAP EQUITY ETF
	ARGI INVESTMENT SERVICES, LLC	24.3%
	2201 HIGH WICKHAM PL
	LOUISVILLE, KY 40245

	CHANGEPATH, LLC	10.2%
	11460 TOMAHAWK CREEK PARKWAY
	LEAWOOD, KS 66211

	CHARLES SCHWAB RETAIL	6.2%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	TRILOGY CAPITAL, INC.	5.2%
	990 BISCAYNE BLVD., SUITE 1203
	MIAMI, FL 33132

JPMORGAN DIVERSIFIED RETURN U.S. SMALL CAP EQUITY ETF
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.5%
	1 BRYANT PARK
	NEW YORK, NY 10036

	KOSS-OLINGER CONSULTING, LLC.	8.9%
	2700-A NW 43RD STREET
	GAINESVILLE, FL 32606

	CHARLES SCHWAB RETAIL	8.5%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	RBC CAPITAL MARKETS, LLC	6.8%
	200 VESEY STREET, 9TH FLOOR
	NEW YORK, NY 10281

	ARBOR POINT ADVISORS	6.0%
	12325 PORT GRACE BLVD
	LA VISTA, NE 68128

	RAYMOND JAMES FINANCIAL SERVICES, INC.	5.7%
	880 CARILLON PARKWAY
	ST. PETERSBURG, FL 33716

JPMORGAN EQUITY PREMIUM INCOME ETF
	J.P. MORGAN SECURITIES LLC*	27.8%
	383 MADISON AVENUE
	NEW YORK, NY 10017

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	11.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	FIDELITY BROKERAGE SERVICES LLC	9.9%
	245 SUMMER ST
	BOSTON, MA 02210

	CHARLES SCHWAB RETAIL	6.2%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

JPMORGAN HIGH YIELD RESEARCH ENHANCED ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	75.8%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN INTERNATIONAL BOND OPPORTUNITIES ETF
	CHARLES SCHWAB RETAIL	19.5%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	RESOURCES INVESTMENT ADVISORS	9.8%
	4860 COLLEGE BLVD., SUITE 100
	OVERLAND PARK, KS 66211

	U.S. BANK NATIONAL ASSOCIATION	6.2%
	425 WALNUT STREET, SUITE 250
	CINCINNATI, OH 45202

	SUNFLOWER BANK, NATIONAL ASSOCIATION	6.1%
	1400 16TH ST., SUITE 250
	DENVER, CO 80202

JPMORGAN INTERNATIONAL GROWTH ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	18.9%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	CITIBANK, NATIONAL ASSOCIATION	7.2%
	388 GREENWICH STREET
	NEW YORK, NY 10013

	J.P. MORGAN SECURITIES LLC*	6.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	FIDELITY BROKERAGE SERVICES LLC	6.6%
	245 SUMMER ST
	BOSTON, MA 02210

	INDEPENDENT FINANCIAL GROUP, LLC	6.2%
	12671 HIGH BLUFF DRIVE, SUITE 200
	SAN DIEGO, CA 92130

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
	CHARLES SCHWAB RETAIL	6.1%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	BMO NESBITT BURNS INC.	5.1%
	1 FIRST CANADIAN PLACE, 37TH FLOOR
	TORONTO, ONTARIO M5X 1H3

JPMORGAN SHORT DURATION CORE PLUS ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	29.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	FIDELITY BROKERAGE SERVICES LLC	12.6%
	245 SUMMER ST
	BOSTON, MA 02210

	HIGHTOWER ADVISORS, LLC	6.2%
	505 5TH AVE
	NEW YORK, NY 10017

JPMORGAN U.S. AGGREGATE BOND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	45.4%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	J.P. MORGAN SECURITIES LLC*	13.0%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	CHARLES SCHWAB RETAIL	5.1%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

JPMORGAN SHORT DURATION CORE PLUS ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	57.2%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	BOULDER WEALTH ADVISORS, LLC	13.9%
	2595 CANYON BLVD, SUITE 220
	BOULDER, CO 80302

	MARIN WEALTH ADVISORS LLC	9.3%
	899 NORTHGATE DRIVE, SUITE 300

JPMORGAN U.S. DIVIDEND ETF

	FIDELITY BROKERAGE SERVICES LLC	12.3%
	245 SUMMER ST
	BOSTON, MA 02210

	RAYMOND JAMES FINANCIAL SERVICES, INC.	9.3%
	880 CARILLON PARKWAY
	ST. PETERSBURG, FL 33716

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
	CHARLES SCHWAB RETAIL	7.3%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	J.P. MORGAN SECURITIES LLC*	6.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	BOFA SECURITIES, INC.	6.5%
	1 BRYANT PARK
	NEW YORK, NY 10036

	CHARLES SCHWAB & CO., INC.	6.0%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	TRUIST INVESTMENT SERVICES, INC.	5.1%
	303 PEACHTREE CENTER AVE, SUITE 140
	ATLANTA, GA 30303

JPMORGAN U.S. MINIMUM VOLATILITY ETF
	BOFA SECURITIES, INC.	15.6%
	1 BRYANT PARK
	NEW YORK, NY 10036

	CHARLES SCHWAB RETAIL	11.3%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	8.3%
	200 WEST STREET
	NEW YORK, NY 10282

	SOCHA FINANCIAL GROUP, LLC	7.9%
	181 EAST 2ND STREET
	CORNING, NY 14830

	WOODBURY FINANCIAL SERVICES, INC.	7.8%
	7755 3RD STREET NORTH
	OAKDALE, MN 55128

	CHARLES SCHWAB & CO., INC.	6.1%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

JPMORGAN U.S. MOMENTUM FACTOR ETF
	RONALD BLUE TRUST	71.6%
	1125 SANCTUARY PARKWAY, SUITE 500
	ALPHARETTA, GA 30009

	THE BANK OF NEW YORK MELLON	9.3%
	240 GREENWICH STREET
	NEW YORK, NY 10286

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
JPMORGAN U.S. QUALITY FACTOR ETF
	CHARELES SCHWAB RETAIL	16.0%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	3D/L CAPITAL MANAGEMENT, LLC	9.5%
	100 CONSTITUTION PLAZA, SUITE 700
	HARTFORD, CT 06103

	FIDELITY BROKERAGE SERVICES LLC	6.6%
	245 SUMMER ST
	BOSTON, MA 02210

	RVW WEALTH LLC	6.0%
	1880 CENTURY PARK EAST, SUITE 200
	LOS ANGELES, CA 90067

	REDW WEALTH LLC	5.7%
	7425 JEFFERSON ST NE
	ALBUQUERQUE, NM 87109

	PARK AVENUE SECURITIES LLC	5.1%
	10 HUDSON YARDS
	NEW YORK, NY 10001

	AVALON CAPITAL MANAGEMENT	5.0%
	495 SEAPORT COURT, SUITE 106
	REDWOOD CITY, CA 94063

JPMORGAN U.S. VALUE FACTOR ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATIONS*	67.6%
	383 MADISON AVENUE
	NEW YORK, NY 10017

JPMORGAN ULTRA-SHORT INCOME ETF
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.9%
	1 BRYANT PARK
	NEW YORK, NY 10036

	MORGAN STANLEY	8.8%
	1585 BROADWAY
	NEW YORK, NY 10036

	FIDELITY BROKERAGE SERVICES LLC	6.1%
	245 SUMMER ST
	BOSTON, MA 02210

	CHARLES SCHWAB RETAIL	5.3%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

J.P. Morgan Exchange-Traded Fund Trust—Fund	Shareholder and Address	Percentage Held
JPMORGAN ULTRA-SHORT MUNICIPAL INCOME ETF
	CHARLES SCHWAB RETAIL	23.1%
	211 MAIN STREET
	SAN FRANCISCO, CA 94105

	FIDELITY BROKERAGE SERVICES LLC	6.1%
	245 SUMMER ST
	BOSTON, MA 02210

JPMORGAN USD EMERGING MARKETS SOVEREIGN BOND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION*	60.4%
	383 MADISON AVENUE
	NEW YORK, NY 10017

	CARDAN CAPITAL PARTNERS, LLC	15.2%
	100 ST PAUL STREET #640
	DENVER, CO 80206

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Certain of this ownership represents seed money held by J.P. Morgan Investment Management Inc., a subsidiary of JPMorgan Chase & Co. The shares may also be held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

FORM OF PROXY CARD FOR SHAREHOLDERS OF THE FUNDS

J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D58361-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY [Fund Name Here] The Board of Trustees recommends you vote FOR the following: 1. To elect 16 Nominees to serve as Trustees for the Trust: Nominees: 01) John F. Finn 02) Stephen P. Fisher 03) Gary L. French 04) Kathleen M. Gallagher 05) Robert J. Grassi 06) Frankie D. Hughes 07) Raymond Kanner 08) Thomas P. Lemke 09) Lawrence Maffia 10) Mary E. Martinez 11) Marilyn McCoy 12) Dr. Robert A. Oden, Jr. 13) Marian U. Pardo 14) Emily A. Youssouf 15) Robert F. Deutsch 16) Nina O. Shenker For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. You can register to virtually attend the Meeting at https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ D58362-TBD J.P. Morgan Exchange-Traded Fund Trust THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned Shareholders of The J.P. Morgan Exchange-Traded Fund Trust hereby appoints Michael Lord, Joseph Parascondola, and Wendy Setnicka and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 20, 2021 at a Special Meeting of Shareholders to be held “virtually” at 10 a.m. Eastern Time on October 27, 2021 (the “Meeting”), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE